UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016

Biota Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Northwinds Parkway, Suite 100 Alpharetta, GA	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 221-3350

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Engagement of PricewaterhouseCoopers LLP

On March 23, 2016, the audit committee of Biota Pharmaceutical, Inc.’s (the “Company” or “Biota”) board of directors (the “Audit Committee”), which has the responsibility to engage and dismiss the Company’s independent registered public accounting firm under Rule 10A-3(b)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Audit Committee’s charter, unanimously approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as Biota’s principal independent registered public accounting firm.

The reports of PwC on Biota’s consolidated financial statements as of and for the fiscal years ended June 30, 2014 and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended June 30, 2014 and 2015 and in the subsequent interim period through March 23, 2016, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference to the subject matter of the disagreements in connection with their audit reports on the consolidated financial statements for such years, nor were there any “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.

The Company provided PwC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of PwC’s letter, dated March 24, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm

Effective March 23, 2016, the Audit Committee unanimously approved to engage Ernst & Young LLP (“Ernst & Young”) to serve as the Company’s independent registered accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending June 30, 2016.

During the two most recent fiscal years and through March 23, 2016, the date of the engagement of Ernst & Young, neither the Company nor any person on its behalf has consulted with Ernst & Young with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from PwC, dated March 24, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biota Pharmaceuticals, Inc.
Date: March 24, 2016	/s/ Joseph M Patti
	Name:	Joseph M Patti
	Title:	Chief Executive Officer and President
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from PwC, dated March 24, 2016